Exhibit 99.1

INTERNAL FIXATION SYSTEMS, INC. PRESENTATION
TO NATIONAL INVESTMENT BANKING ASSOCIATION

# Internal Fixation Systems, Inc.
# (OTC.QB IFIX)

## Inspired Design, Superior Value



**Stephen J. Dresnick, MD, Chairman & CEO**

National Investment Banking Association

**AUGUST 17-19, 2011**
**BOSTON CONFERENCE**

# Forward Looking Statements

*This presentation contains projections and forward-looking information that involve various risks and uncertainties regarding future events. Such forward-looking information can include without limitation statements based on current expectations involving a number of risks and uncertainties and are not guarantees of future performance of Internal Fixation. There are numerous risks and uncertainties that could cause actual results and Internal Fixation's plans and objectives to differ materially from those expressed in the forward-looking information, including: (i)Internal Fixation's inability to remain current in its reporting obligations with the SEC; and (ii) Internal Fixation's inability to secure the financing necessary to continue its operations. Actual results and future events could differ materially from those anticipated in such information. These and all subsequent written and oral forward-looking information are based on estimates and views of management on the dates they are made and are expressly qualified in their entirety by this notice. Except as required by law, IFS does not intend to update these forward-looking statements.*

# Inspired Design, Superior Value

**IFS combines progressive ideas, inspired designs and smart business principles to deliver superior value to a healthcare sector desperate for change.**

# Inspired Design, Superior Value

**Superior Value:** IFS significantly lowers the cost of quality, U.S.-built surgical products by focusing on high-demand, market proven items enhanced with doctor-inspired features. Our products sell for 40-60% less than the competition.

**Efficiency:** IFS embraces the business principles of some of the world's most successful companies to create more efficient set designs, flexible distribution pathways and responsible inventory management.

**Proven:**

- IFS products are market-proven (products commonly used every day by surgeons, hospitals and surgery centers)
- Proven leadership team and advisory board with track record of success
- IFS has been selling implants since 2007
- FDA 510(k) Approved Products
  - 10 currently approved products
  - 15 pending approval within 60 days

# IFS FDA Approved Products

## Currently Approved Products

- 2.0 / 2.4 cannulated screw system
- 3.0 cannulated screw system
- 4.0 cannulated screw system
- 5.0 cannulated screw system
- 6.5 / 7.3 cannulated screw system
- Phalangeal Fixation Systems 1.5/2.0/2.7 cortical screws

## Products Pending Approval – 3Q 2011

- Modular Locking Small Fragment System
  - Basic Ankle System – Bi-Malleolar Set
  - Comprehensive rear foot reconstruction system
  - Pilon Fracture plate system
  - Volar Distal Radius / Forearm FX System
  - Clavicle Fx System
  - Proximal Shoulder Plating System
  - Elbow Fx Plating System
  - Acetabular FX and Plating System
  - MPJ Fusion System
  - Lapidus Plating System
  - Midfoot Fusion System
- Locking Large Fragment
  - Periarticular FX and Plating System – Proximal Tibia
  - Periarticular FX and Plating System – Distal Femur
- Locking Mini Fragment Category
  - Metacarpal fx and plating system
  - Metatarsal fx and plating system
- Trochanteric Nailing System

**These products will cover over 70% of the Orthopaedic Fixation Market**

# Market Overview

# Current Market Leaders


Cannulated Screws
Synthes
Zimmer
Smith & Nephew
Stryker
DePuy
49.7%
13.5%
9.7%
8.7%
7.4%
4.1%
6.9%
Plate and Screw Systems
Synthes
DePuy / Hand Innovations
Smith & Nephew
Zimmer
Stryker
Biomet
61.3%
11.2%
8.2%
7.9%
4.3%
3.4%
1.2%
2.5%

# Orthopaedic Implant Market Summary

- The U.S. market for Orthopaedic Implants is large and continues to grow. It is expected to reach $34 Billion by 2014.
- The market is dominated by companies that employ premium pricing strategies.
- There is downward pressure on prices from hospitals and ASCs for products used to treat common fractures.
- Many Healthcare Facilities are limiting the number of vendors and using Group Purchasing Organizations and Accountable Care Organizations to help control costs.
- No longer is the physician in exclusive control of implant decisions. Increasingly purchasing decision makers are looking at cost.

# Healthcare Reform and Existing Industry Trends Position the Othopaedic and Spinal Implant Market for Change

# The IFS Response

IFS significantly lowers the cost of quality, U.S.-built surgical products by focusing on high-demand, market proven products enhanced with doctor-inspired features.

# The IFS Story

## Phase 1  2006 - 2010

- Company incorporates
- Initial cannulated screw products are designed
- Manufacturing facility is opened in Miami, Florida
- First 510(k)s are issued for small bone cannulated screws, other bone screws and guide wires
- Stephen Dresnick makes $250,000 investment and becomes President & CEO
- Customers demand more products under the same model
- Corporate Restructuring

## Phase 2:   2011

- Preparation for National Launch

# Management Team

- Stephen J. Dresnick, MD – President and CEO
  - Former Founder and CEO of Nasdq listedSterling Healthcare
  - Well respected healthcare innovator and entrepreneur

- Laura Cattabriga – Chief Financial Officer

  Laura has a Masters of International Business from George Washington University. She has worked on start-up companies, market expansions and has managed companies and organizations going through restructuring . She has been responsible for aggressive growth plans that include developing organizations as well as increasing revenues

- Kenneth C. West – Vice President, Sales.

  Ken previously served as Sales Representative, Regional Sales Manager and Distributor for many of the top Orthopaedic and spine surgery companies such as Stryker Corporation, J&J – DepuyAcromed, Synthes USA, NexaOrthopaedics, and Trans1 Inc

- Christopher D. Endara – Vice President, Engineering, Quality and Regulatory Affairs

  Chris over 18 years of experience in the medical device industry in R&D, manufacturing, process development, quality, and regulatory affairs

**Our management team has extensive experience in the orthopaedic, medical device, and healthcare industries combined with a track record of starting and growing successful companies.**

# Key Elements of IFS Strategy

- Innovative, Modular Set Designs
- National Advisory Panels in Podiatry, Orthopaedics, Hand and Spine Comprised of Leading Surgeons Recognized in their Fields
- Flexible, Distribution and Sales Pathways
- Standardization of instruments and set components across multiple products
- Strategic Outsourcing
- Lower R&D, Operational, and Administrative Expense
  - For the 6 months ending June 30, 2011 R&D was only 3% of revenues

# Modular Set Design


IFS
Internal Fixation Systems
Modular Locking Small Fragment System


IFS
Internal Fixation Systems
4.0 Cannulated Screw Module



# Current IFS Customers

- Current customers include podiatrists and orthopaedic Surgeons treating small bone fractures and elective surgery.

- IFS is selling to Hospitals and Ambulatory Surgery Centers

# 2011-2012 Objectives

- Expand distribution pathways
  - Direct sales
  - Distributors
- Expand Product Line to Include Spine
- Expand Markets to Include Veterinary

# 2010 and 2011 Results of Operations

| | | 2010 Annual | | 6 Months Ending June 30, 2011 |
|---|---|---|---|---|
| **Sales** | $ | 148,122.00 | $ | 127,401.00 |
| | | | | |
| **Profit** | $ | 95,319 | $ | 94,864 |
| | | | | |
| **Cash** | $ | 12,691 | $ | 235,854 |
| | | | | |

# Barrier to Entry for New Players

- **Requirements for Market Entry**
  - FDA approval
  - Distribution network
  - Significant capital
  - Depth of product to gain attention in the market place
- **Additional Factors:**
  - Difficult to gain surgeon support
  - Manufacturing takes significant trial and error to get it right
- There are a few companies trying to offer lower cost products manufactured outside of the U.S. Quality of both the raw materials (e.g. surgical grade stainless steel) and the products themselves, has been inconsistent.
- This is a business where quality is VITAL and lesser products, even if attractively priced, will not be accepted.

# Investment Highlights

- Surgical Implant Costs have been rising 8-10% per year
- By focusing on every-day products instead of block-buster products, IFS has much lower R&D costs
- Implant Industry is $35 Billion market in US
- IFS delivers inspired designs at a superior value (40-60%less than competitors)
- Innovative set design, new distribution pathways and aggressive inventory management mean lower costs to the consumers
- IFS is endorsed by leading surgeons

# Thank You

Internal Fixation Systems

OTC.QB (IFIX)

For more information:

786-268-0995

Stephen Dresnick, MD sdresnick@ifsusa.net

# Management Team

## Stephen J. Dresnick, MD - President and CEO

Stephen J. Dresnick is President of Internal Fixation Systems. Prior to joining IFS, Dr. Dresnick was founder and CEO of Solis Healthcare, which acquired and managed two general medical hospitals, totaling 300 beds and revenues in excess of $110 million annually, in Philadelphia, Pennsylvania. From 2004-2005 he was CEO of Sterling Healthcare, a clinical outsourcing company he bought out of bankruptcy, which contracted with 215 hospitals in 32 states and which had revenues of $350 million in 2005. From 1999 through 2004, he was president of Sterling Health Solutions, which was a medical billing company focused on hospital based specialties. From 1987 through 1998, Dr. Dresnick served as President and Chief Executive Officer of Sterling Healthcare Group, Inc. (NASDAQ:STER) from its founding through its sale to FPA in 1996 in a transaction valued at $220 million.

## Laura H. Cattabriga - Chief Financial Officer

Laura Cattabriga is the Chief Financial Operator. She has worked on start-up companies, market expansions and has managed companies and organizations going through restructuring . She has been responsible for aggressive growth plans that include developing organizations as well as increasing revenues. Prior to her current position, Laura worked for SURGEM, a developer and manager of Ambulatory Surgical Centers in Florida and the Northeast. She has seen first hand how the cost of implants effects the bottom-line, understands MD/shareholder interests and the decision making processes of healthcare facility managers. Laura has a Masters Degree in International Business and Development from George Washington University in Washington, DC and is an Accredited Associate of the Institute for Independent Business.

# Management Team

**Kenneth C. West - Vice President, Sales and Marketing**

Kenneth C. West is Vice President of Sales and Marketing for Internal Fixation Systems and is responsible for driving growth and profitability. In this role, Kenneth delivers a consistent, integrated, and responsive customer experience through sales, services, and marketing organization. Kenneth joined IFS in 2007 and has previously served as Sales Representative, Regional Sales Manager and Distributor for many of the top Orthopaedic and spine surgery companies such as Stryker Corporation, J&J – DepuyAcromed, Synthes USA, NexaOrthopaedics, and Trans1 Inc.

**Christopher D. Endara - Vice President, Engineering, Quality, and Regulatory Affairs**

Christopher D. Endara is Vice President of Engineering, Quality, and Regulatory Affairs. He has over 18 years of experience in the medical device industry in R&D, manufacturing, process development, quality, and regulatory affairs. Prior to his current role, Christopher worked for several medical companies including St. Jude Medical, Johnson & Johnson, and Boston Scientific Corporation. He served as Staff Engineer and Technical Leader for implantable cardiac pacemakers, cardiology devices, delivery systems, and Orthopaedic implants, from product development through worldwide commercialization. In addition, he holds several patent pending and U.S. and International patents.